UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 15, 2009 (October 9, 2009)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
One Sugar Creek Center Blvd., #125 Sugar Land, Texas 77478 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On October 13, 2009, Hyperdynamics Corporation, also referred to as Hyperdynamics, we or us, issued a press release entitled, “Hyperdynamics Resolves Certain Listing Deficiencies and Receives Extension to Regain Compliance with Remaining NYSE Amex Continued Listing Standards”.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 8.01                      Other Events.

As disclosed in the Current Reports on Form 8-K filed by us with the Securities and Exchange Commission on March 23, 2009 and May 28, 2009, we previously received a letter dated March 17, 2009 from NYSE Amex LLC, or NYSE Amex, which is the exchange on which we are listed.  The letter indicated that we were not in compliance with continued listing requirements set forth in Section 1003(a)(ii) of the NYSE Amex Company Guide (related to stockholders’ equity of less than $4,000,000 and losses from continued operations and net losses in three of our four most recent fiscal years), Section 1003(a)(iii) of the Company Guide (related to stockholders’ equity of less than $6,000,000 and losses from continued operations and net losses in our five most recent years) and Section 1003(a)(iv) of the Company Guide (related to losses that are so substantial in relation to our overall operations or our existing financial resources or financial condition are impaired that it appears questionable, in the opinion of the NYSE Amex, as to whether we will be able to continue operations and/or meet our obligations as they mature).

We submitted a plan of compliance to NYSE Amex on April 16, 2009, and on May 28, 2009, NYSE Amex notified us that it had accepted our plan of compliance and that our listing was extended (a) until September 17, 2009 to regain compliance with Section 1003(a)(iv) of the Company Guide, and (b) until September 17, 2010 to regain compliance with Sections 1003(a)(ii) and (a)(iii) of the Company Guide.

In a separate letter dated October 9, 2009, NYSE Amex notified us that, while we remain noncompliant with Section 1003(a)(iv) of the Company Guide, we have made a reasonable demonstration of our ability to regain compliance with Section 1003(a)(iv) of the Company Guide no later than March 17, 2010, which is a six month extension of the September 17, 2009 compliance date originally established by NYSE Amex in its May 28, 2009 letter approving our plan of compliance.  During this extension period, we will be subject to periodic review by NYSE Amex.  Failure to make progress consistent with our plan of compliance or to regain compliance with the continued listing standards by the end of the extension period could result in our being delisted from NYSE Amex.

In a separate letter dated October 9, 2009, NYSE Amex notified us that we have resolved the continued listing deficiencies with respect to Sections 1003(a)(ii) and (a)(iii) of the Company Guide, and that, pursuant to Section 1009(f) of the Company Guide, NYSE Amex may initiate delisting procedures if we do not demonstrate compliance for two consecutive quarters and/or by September 17, 2010.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number                                                      Description

Exhibit 99.1	Press Release dated October 13, 2009 entitled “Hyperdynamics Resolves Certain Listing Deficiencies and Receives Extension to Regain Compliance with Remaining NYSE Amex Continued Listing Standards”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:  October 15, 2009                                                By:                 /s/ JASON D. DAVIS
Name:            Jason D. Davis
Title:	Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number                                                      Description

Exhibit 99.1	Press Release dated October 13, 2009 entitled, “Hyperdynamics Resolves Certain Listing Deficiencies and Receives Extension to Regain Compliance with Remaining NYSE Amex Continued Listing Standards.”